Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1993-3

KEY PERFORMANCE FACTORS
October, 1998

Scheduled Maturity                                      3/15/99


Coupon                                                  5.40%


Excess Protection Level
   3 Month Average  9.15%
     October, 1998  10.54%
     September, 1998  7.70%
     August, 1998  9.21%



Cash Yield                                              23.96%


Investor Charge Offs                                    6.02%


Base Rate                                               7.40%


Over 35 Day Delinquency                                 5.68%


Seller's Interest                                       31.33%


Total Payment Rate                                      11.55%


Total Principal Balance                                $3,737,935,813.81


Investor Participation Amount                          $312,500,000.00


Seller Participation Amount                            $1,171,269,147.1